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                                                               10-Q Exhibit 10.2


                    SUPPLEMENT NO. 1 dated as of June 30, 1999, to the Guarantee
               Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998, among ADVANCE HOLDING CORPORATION, a Virginia corporation ("Holdings") each of the subsidiaries of the
                                      --------
               Borrower listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the
                                --------------------
               "Subsidiary Guarantors" and, together with Holdings, the
                ---------------------
               "Guarantors"), and THE CHASE MANHATTAN BANK, a New York banking
                ----------
               corporation ("Chase"), as collateral agent (in such capacity, the
                             -----
               "Collateral Agent") for the Secured Parties (as defined in the
                ----------------
               Security Agreement, Exhibit G to the Credit Agreement referred to below).

     A. Reference is made to the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings,
                                           ----------------
ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"),
                                                                   --------
the lenders from time to time party thereto (the "Lenders"), DLJ Capital
                                                  -------
Funding, Inc., as syndication agent, First Union National Bank, as documentation agent, and Chase, as administrative agent (in such capacity the "Administrative
                                                                 --------------
Agent") for the Lenders, Collateral Agent and as issuing bank (in such capacity,
-----
the "Issuing Bank").  Capitalized terms used herein and not defined herein shall
     ------------
have the meanings assigned to such terms in the Credit Agreement.

     B. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of Holdings which is also a Subsidiary Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Subsidiary.
Section 20 of the Guarantee Agreement provides that additional Subsidiaries of Holdings may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Holdings (the "New Subsidiary Guarantor") is executing
                                         ------------------------
this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

     SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby
(a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include
   --------------------
the New Subsidiary Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Subsidiary Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received
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                                                                               2



counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

     SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.

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                                                                               1

     IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                   ADVANCE TRUCKING CORPORATION, a
                                   Virginia corporation,

                                     by
                                        /s/ J. O'Neil Leftwich
                                        -------------------------------
                                        Name:  J. O'Neil Leftwich
                                        Title: Secretary
                                        Address:  5673 Airport Road
                                                  Roanoke, VA 24012

                                   THE CHASE MANHATTAN BANK, as
                                   Collateral Agent,

                                     by
                                        /s/ Neil R. Boylan
                                        -------------------------------
                                        Name:  Neil R. Boylan
                                        Title: Managing Director